Winthrop Realty Trust
Supplemental Operating and Financial Data
For the Three Months Ended March 31, 2010

WINTHROP REALTY TRUST
SUPPLEMENTAL REPORTING PACKAGE

Table of Contents

Consolidated Balance Sheets	1
Consolidated Statements of Operations and Comprehensive Income	2-3
Funds from Operations Analysis	4
Consolidated Statements of Cash Flows	5-6
Selected Balance Sheet Account Detail	7
Schedule of Loans Receivable and Loan Securities	8
Schedule of Capitalization, Dividends and Liquidity	9
Net Operating Income from Consolidated Properties	10
Consolidated Properties – Selected Property Data	11-13
Equity Investments – Selected Property Data	14-15
Consolidated Properties – Operating Summary	16
Equity Investments – Operating Summary	17
Reconciliation of Non-GAAP financial measures of income to net loss attributable to Common Shares	18
Definitions	19
Investor Information	20

Forward-Looking Statements - This supplemental reporting package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words "assumes," "believes," "estimates," "expects," "guidance," "intends," “plans,”  projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the control of Winthrop Realty Trust (the “Trust”) and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effects of local economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Trust's accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Trust’s filings with the Securities and Exchange Commission. The Trust does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures - It is important to note that throughout this presentation management makes references to non-GAAP financial measures, an example of which is Funds from Operations (“FFO”). Reconciliations and definitions for these non-GAAP financial measures are provided within this document.

WINTHROP REALTY TRUST
CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)
(Unaudited)

	March 31,	December 31,
	2010	2009
ASSETS
Investments in real estate, at cost
Land	$20,659	$20,659
Buildings and improvements	229,046	228,419
	249,705	249,078
Less: accumulated depreciation	(32,775)	(31,269)
Investments in real estate, net	216,930	217,809

Cash and cash equivalents	76,591	66,493
Restricted cash held in escrows	7,753	9,505
Loans receivable, net	25,516	26,101
Accounts receivable, net of allowances of $545 and $565, respectively	13,245	14,559
Securities carried at fair value	45,528	52,394
Loan securities carried at fair value	1,048	1,661
Available for sale securities, net	210	203
Preferred equity investment	3,992	4,012
Equity investments	73,010	73,207
Lease intangibles, net	23,926	22,666
Deferred financing costs, net	1,370	1,495
Assets held for sale	3,134	3,087
TOTAL ASSETS	$492,253	$493,192

LIABILITIES
Mortgage loans payable	$214,977	$216,767
Series B-1 Cumulative Convertible Redeemable Preferred Shares, $25 per share liquidation preference; 852,000 shares authorized and outstanding at March 31, 2010 and December 31, 2009	21,300	21,300
Accounts payable and accrued liabilities	6,722	7,401
Dividends payable	3,474	3,458
Deferred income	43	48
Below market lease intangibles, net	2,679	2,849
TOTAL LIABILITIES	249,195	251,823

COMMITMENTS AND CONTINGENCIES

NON-CONTROLLING REDEEMABLE PREFERRED INTEREST
Series C Cumulative Convertible Redeemable Preferred Shares, $25 per share liquidation preference, 144,000 and 544,000 shares authorized and outstanding at March 31, 2010 and December 31, 2009, respectively	3,221	12,169
Total non-controlling redeemable preferred interest	3,221	12,169

EQUITY
Winthrop Realty Trust Shareholders’ Equity:
Common Shares, $1 par, unlimited shares authorized; 21,137,268 and 20,375,483 issued and outstanding at March 31, 2010 and December 31, 2009, respectively	21,137	20,375
Additional paid-in capital	506,876	498,118
Accumulated distributions in excess of net income	(300,660)	(301,317)
Accumulated other comprehensive loss	(40)	(87)
Total Winthrop Realty Trust Shareholders’ Equity	227,313	217,089
Non-controlling interests	12,524	12,111
Total Equity	239,837	229,200
TOTAL LIABILITIES AND EQUITY	$492,253	$493,192

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	March 31, 2010	March 31, 2009	December 31, 2009
Revenue
Rents and reimbursements	$9,520	$10,655	$9,558
Interest and dividends	3,209	1,752	874
	12,729	12,407	10,432
Expenses
Property operating	1,959	1,859	1,550
Real estate taxes	720	673	573
Depreciation and amortization	2,362	2,851	2,647
Interest	3,651	4,275	3,919
Impairment loss on investments in real estate	-	-	10,000
Provision for loss on loans receivable	-	428	-
General and administrative	1,909	1,442	2,166
State and local taxes	15	50	(54)
	10,616	11,578	20,801
Other income (loss)
Earnings from preferred equity investments	83	1,015	-
Equity in loss of equity investments	(527)	(18,163)	(2,891)
Gain (loss) on sale of securities carried at fair value	695	(87)	2,142
Gain on extinguishment of debt	-	5,237	1,164
Unrealized gain (loss) on securities carried at fair value	2,540	(11,148)	3,852
Unrealized loss on loan securities carried at fair value	(613)	-	-
Interest income	37	72	27
	2,215	(23,074)	4,294

Income (loss) from continuing operations	4,328	(22,245)	(6,075)

Discontinued operations
Income (loss) from discontinued operations	122	(17)	274
Gain on extinguishment of debt	-	-	292
	122	(17)	566

Consolidated net income (loss)	4,450	(22,262)	(5,509)
Income attributable to non-controlling interest	(245)	(171)	(366)
Net income (loss) attributable to Winthrop Realty Trust	4,205	(22,433)	(5,875)
Income attributable to non-controlling redeemable preferred interest	(113)	-	(147)
Net income (loss) attributable to Common Shares	$4,092	$(22,433)	$(6,022)

Comprehensive income (loss)
Consolidated net income (loss)	$4,450	$(22,262)	$(5,509)
Change in unrealized gain (loss) on available for sale securities	7	2	(2)
Change in unrealized gain on interest rate derivative	40	138	137
Change in unrealized loss from equity investments	-	(197)	-
Comprehensive income (loss)	$4,497	$(22,319)	$(5,374)

(Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data, continued)
(Unaudited)

	Three Months Ended
	March 31, 2010	March 31, 2009	December 31, 2009

Per Common Share data - Basic
Income (loss) from continuing operations	$0.19	$(1.42)	$(0.37)
Income from discontinued operations	0.01	-	0.03
Net income (loss) attributable to Winthrop Realty Trust	$0.20	$(1.42)	$(0.34)

Per Common Share data - Diluted
Income (loss) from continuing operations	$0.19	$(1.42)	$(0.37)
Income from discontinued operations	0.01	-	0.03
Net income (loss) attributable to Winthrop Realty Trust	$0.20	$(1.42)	$(0.34)

Basic Weighted-Average Common Shares	20,598	15,806	17,608
Diluted Weighted-Average Common Shares	21,389	15,806	17,608

WINTHROP REALTY TRUST
FUNDS FROM OPERATIONS ANALYSIS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	March 31,
	2010	2009

Reconciliation of Net Income (Loss) to Funds from Operations (FFO):
Net income (loss) attributable to Winthrop Realty Trust	$4,205	$(22,433)
Real estate depreciation	1,506	1,690
Amortization of capitalized leasing costs	825	1,200
Real estate depreciation and amortization of unconsolidated interests	2,134	1,047
Less: Non-controlling interest share of depreciation and amortization	(785)	(803)
Funds from operations	$7,885	$(19,299)

Reconciliation of Weighted Average Common Shares to Diluted Weighted Average Common Shares:
Weighted-average Common Shares	20,598	15,806
Stock options (1)	2	-
Series C Preferred Shares (1)	789	-
Diluted weighted-average Common Shares	21,389	15,806

Basic
Funds from operations	7,885	(19,299)
Series C Preferred Share dividends	(113)	-
Allocation of earnings to Series B-1 Preferred Shares	(5)	-
Allocation of earnings to Series C Preferred Shares	(114)	-
FFO applicable to Common Shares - Basic	$7,653	$(19,299)
Weighted-average Common Shares	20,598	15,806
FFO Per Common Shares - Basic	$0.37	$(1.22)

Diluted
Funds from operations	$7,885	$(19,299)
Allocation of earnings to Series B-1 Preferred Shares	(5)	-
FFO applicable to Common Shares - Diluted	$7,880	$(19,299)
Diluted weighted-average Common Shares	21,389	15,806
FFO Per Common Shares - Diluted	$0.37	$(1.22)

Adjusted for comparability
Funds from operations	$7,880	$(19,299)
Items that affect comparability (income) expense:
Non-cash asset write-downs:
Provision for loss on loans receivable	-	428
Loan loss and impairments from partially owned entity – Lex-Win Concord	-	20,144
Net gain on extinguishment of debt	-	(5,237)
FFO as adjusted for comparability	$7,880	$(3,964)
Diluted weighted-average Common Shares	21,389	15,806
FFO Per Common Share adjusted for comparability	$0.37	$(0.25)

(1)
The Trust's Series B-1 Preferred Shares and stock options were considered anti-dilutive for the three months ended March 31, 2009.  The Trust's Series B-1 Preferred Shares were considered anti-dilutive for the three months ended March 31, 2010.

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2010	2009
Cash flows from operating activities
Net income (loss)	$4,450	$(22,262)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization (including amortization of deferred financing costs)	1,644	1,892
Amortization of lease intangibles	654	1,313
Straight-lining of rental income	599	324
Earnings of preferred equity investments	(83)	(1,015)
Distributions from preferred equity investments	103	1,060
Losses of equity investments	527	18,163
Distributions from equity investments	590	343
Restricted cash held in escrows	1,745	714
(Gain) loss on sale of securities carried at fair value	(695)	87
Unrealized (gain) loss on securities carried at fair value	(2,540)	11,148
Unrealized loss on loan securities carried at fair value	613	-
Gain on extinguishment of debt	-	(5,237)
Provision for loss on loan receivable	-	428
Tenant leasing costs	(2,131)	(454)
Bad debt (recovery) expense	(20)	65
Net change in interest receivable	5	4
Net change in loan discount accretion	(1,741)	-
Net change in other operating assets and liabilities	151	(604)
Net cash provided by operating activities	3,871	5,969

Cash flows from investing activities
Investments in real estate	(687)	(495)
Investment in equity investments	(920)	-
Purchase of securities carried at fair value	(1,306)	(25,668)
Proceeds from sale of securities carried at fair value	11,407	6,967
Restricted cash held in escrows	(30)	2,635
Issuance and acquisition of loans receivable	(679)	(1,596)
Proceeds from sale of loans receivable	3,000	-
Collection of loans receivable	-	5,300
Net cash provided by (used in) investing activities	10,785	(12,857)

       (Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, continued)
(Unaudited)

	Three Months Ended March 31,
	2010	2009
Cash flows from financing activities
Proceeds from mortgage loans payable	-	49
Principal payments of mortgage loans payable	(1,790)	(1,486)
Restricted cash held in escrows	37	5,293
Payments of note payable	-	(9,800)
Deferred financing costs	(13)	-
Contribution from non-controlling interest	288	63
Distribution to non-controlling interest	(120)	(130)
Issuance of Common Shares under Dividend Reinvestment Plan	572	665
Dividend paid on Common Shares	(3,311)	(5,934)
Dividend paid on Series C Preferred Shares	(221)	-
Net cash used in financing activities	(4,558)	(11,280)

Net increase (decrease) in cash and cash equivalents	10,098	(18,168)
Cash and cash equivalents at beginning of period	66,493	59,238
Cash and cash equivalents at end of period	$76,591	$41,070

Supplemental Disclosure of Cash Flow Information
Interest paid	$3,687	$4,593

Taxes paid	$11	$30

Supplemental Disclosure on Non-Cash Investing and Financing Activities
Dividends accrued on Common Shares	$3,435	$3,971
Dividends accrued on Series C Preferred Shares	$39	$-
Capital expenditures accrued	$141	$158
Redemption of Series B-1 Preferred Shares	$-	$(17,081)
Deposit on redemption of Series B-1 Preferred Shares	$-	$17,081

WINTHROP REALTY TRUST
SELECTED BALANCE SHEET ACCOUNT DETAIL
(In thousands)
(Unaudited)

	March 31, 2010	December 31, 2009
Operating Real Estate
Land	$20,659	$20,659
Buildings and improvements
Buildings	217,793	217,793
Building improvements	7,446	6,819
Tenant improvements	3,807	3,807
	249,705	249,078
Accumulated depreciation and amortization	(32,775)	(31,269)
Total Operating Real Estate	$216,930	$217,809

Accounts Receivable
Straight-line rent receivable	$8,342	$8,941
Other	4,903	5,618
Total Accounts Receivable	$13,245	$14,559

Securities Carried at Fair Value
Debentures	$17,510	$18,794
Preferred Shares	26,419	23,950
Common Shares	1,599	9,650
Total Securities Carried at Fair Value	$45,528	$52,394

Equity Investments
Marc Realty Portfolio	$58,070	$57,560
Sealy Ventures Properties	14,940	15,647
Total Equity Investments	$73,010	$73,207

Non-Controlling Interests
Westheimer (Houston, TX)	$9,052	$8,840
River City / Marc Realty (Chicago, IL)	2,399	2,084
Ontario / Marc Realty (Chicago, IL)	696	801
1050 Corporetum / Marc Realty ( Lisle, IL)	377	386
Total Non-Controlling Interests	$12,524	$12,111

The listing above provides detail for only certain balance sheet line items presented on Winthrop Realty Trust's Consolidated Balance Sheets for three months ended March 31, 2010 and the year ended December 31, 2009 (the "Balance Sheet"). See page 1 of this supplement for all Balance Sheet line items.

WINTHROP REALTY TRUST
SCHEDULE OF LOANS RECEIVABLE AND LOAN SECURITIES
 (In thousands)
(Unaudited)

Loans Receivable	Asset Type	Location	Interest Rate	(000's) Carrying Amount (1) March 31, 2010	(000's) Par Value		Maturity Date (2)	(000's) Senior Debt (3)
Mezzanine (4)	Office	Chicago, IL	8.50%	$ 805	$ 793		12/31/16	$ 18,396
B Note	Office	San Francisco, CA	(5)	4,724	38,796	(6)	06/09/13	35,000
Mezzanine	Office	San Francisco, CA	15.00%	1,817	1,800		06/09/13	73,796
B Note	Office	Phoenix, AZ	(7)	2,487	4,219	(8)	06/09/12	3,000
Mezzanine	Mixed use	New York, NY	6.79%	2,383	3,500		07/11/17	22,500
B Note	Hotel	Beverly Hills, CA	Libor + 1.74%	5,911	10,000		08/09/13	165,999
B Note	Retail	New York, NY	Libor + 1.50%	7,389	15,000		11/01/11	81,559
				$ 25,516	$ 74,108
Loan Securities Carried at Fair Value
Rake Bonds	Office	Burbank, CA	(9)	$ 851	$ 6,364		12/01/10	$ 15,666
CMBS	Various	Various	Libor + 1.75%	197	1,140		07/12/12	1,496,206
			Totals	$ 1,048	$ 7,504

(1)	Carrying amount includes accrued interest of $192 and accretion of discount of $2,762.
(2)	After giving effect to all contractual extensions.
(3)	Debt secured by the underlying property which is senior to our loan.
(4)	Represents a tenant improvement and capital expenditure loans.
(5)
The Trust holds a B Note in this loan. Interest on the B Note equals the difference between (i) interest on the entire outstanding loan principal balance ($73,796 at March 31, 2010) at a rate of 6.48215% per annum less (ii) interest payable on the outstanding principal balance of the A Note ($35,000 at March 31, 2010) at a rate of 9.75% per annum. As a result, the effective yield on the Trust’s $3,410 cash investment is 40.8%.

(6)	The B Note may be satisfied at a discounted payoff amount of $15,000.
(7)
The Trust holds a B Note in this loan. Interest on the B Note equals the difference between (i) interest on the entire outstanding loan principalbalance ($7,219 at March 31, 2010) at a rate of 9.8375% per annum less (ii) interest payable on the outstanding principal balance of the A Note ($3,000 at March 31, 2010) at a rate of 8.0% per annum. As a result, the effective yield on the Trust’s $2,460 cash investment is 19.4%.

(8)	The B Note may be satisfied at a discounted payoff amount of $2,500.
(9)	Ranges from Libor + 0.65% to Libor + 1.60%.

WINTHROP REALTY TRUST
SCHEDULE OF CAPITALIZATION, DIVIDENDS AND LIQUIDITY
 (In thousands, except per share data)

	March 31, 2010	December 31, 2009
Debt:
Mortgage loans payable	$214,977	$216,767
Series B-1 Cumulative Convertible Redeemable Preferred Shares	21,300	21,300
Total Debt	236,277	238,067

Non-Controlling Redeemable Preferred Interest:
Series C Cumulative Convertible Redeemable Preferred Shares	3,221	12,169

Equity:
Common Shares (21,137,268 shares outstanding)	227,313	217,089
Non-controlling interests	12,524	12,111
Total Equity	239,837	229,200

Total Capitalization	$479,335	$479,436

Common Dividend Per Share

March 31, 2010	December 31, 2009

$0.1625	$0.1625

	March 31, 2010	December 31, 2009
Liquidity and Credit Facility:
Cash and cash equivalents	$76,591	$66,493
Securities carried at fair value	45,528	52,394
Available for sale securities, net	210	203
Available under line of credit	35,000	35,000
Total Liquidity and Credit Facility	$157,329	$154,090

WINTHROP REALTY TRUST
NET OPERATING INCOME FROM CONSOLIDATED PROPERTIES
 (In thousands)
(Unaudited)

	Three Months Ended
	March 31, 2010	March 31, 2009	December 31, 2009
Rents and reimbursements
Minimum rent	$9,110	$10,070	$8,659
Deferred rents (straight-line)	(599)	(325)	767
Recovery income	941	1,107	472
Less:
Above and below market rents	154	(128)	(143)
Lease concessions and abatements	(86)	(69)	(197)
Total rents and reimbursements	9,520	10,655	9,558

Rental property expenses
Property operating	1,959	1,859	1,550
Real estate taxes	720	673	573
Total rental property expenses	2,679	2,532	2,123

Net operating income (1)
from consolidated properties	$6,841	$8,123	$7,435

(1)	See definition of non-GAAP measure of Net Operating Income on page 19 of the supplemental package.

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA
March 31, 2010 (Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	% Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Cost Less Depreciation	Ownership of Land	($000's) Debt Balance	Debt Maturity & Int Rate

Retail
Atlanta, GA	2004	100%	61,000	100%	The Kroger Co. (2016/2026)	61,000	$4,015	Ground Lease	(1)	(1)

Denton, TX (3)	2004	100%	48,000	100%	The Kroger Co. (2010)	48,000	1,364	Land Estate	(1)	(1)

Greensboro, NC	2004	100%	47,000	100%	The Kroger Co. (2017/2037)	47,000	3,290	Ground Lease	(1)	(1)

Knoxville, TN (3)	2004	100%	43,000	100%	The Kroger Co. (2010)	43,000	1,839	Land Estate	(1)	(1)

Lafayette, LA (3)	2004	100%	46,000	100%	The Kroger Co. (2010)	46,000	1	Ground Lease	(1)	(1)

Louisville, KY	2004	100%	47,000	100%	The Kroger Co. (2015/2040)	47,000	2,359	Land Estate	(1)	(1)

Memphis, TN	2004	100%	47,000	100%	The Kroger Co. (2015/2040)	47,000	660	Land Estate	(1)	(1)

Seabrook TX	2004	100%	53,000	100%	The Kroger Co. (2015/2040)	53,000	1,208	Land Estate	(1)	(1)

Sherman, TX (3)	2004	100%	46,000	100%	The Kroger Co. (2010)	46,000	859	Land Estate	(1)	(1)

St. Louis, MO (3)	2004	100%	46,000	100%	The Kroger Co. (2010)	46,000	713	Land Estate	(1)	(1)

Subtotal Retail			484,000				16,308		23,455	(1)

(Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA (Continued)
March 31, 2010 (Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	% Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Cost Less Depreciation	Ownership of Land	($000's) Debt Balance	Debt Maturity & Int Rate
Office
Amherst, NY (2)	2005	100%	200,000	100%	Ingram Micro Systems (2013/2023)	200,000	$17,421	Fee	$16,423	10/2013 5.65%

Andover, MA	2005	100%	93,000	100%	PAETEC Comm. (2022/2037)	93,000	4,774	Ground Lease	6,233	03/2011 6.6%

Chicago, IL	2005	80%	126,000	86%	The Gettys Group (2011/2016)	16,000	22,302	Fee	21,043	03/2016 5.75%
(Ontario / Marc Realty)					River North Surgery (2015/ n/a)	15,000

Chicago, IL	2007	60%	253,000	76%	Bally Total Fitness (2011/2021)	55,000	13,208	Fee	9,100	04/2012 6%
(River City / Marc Realty )					MCI d/b/a Verizon (2019/2023)	37,000

Houston, TX	2004	8%	614,000	100%	Spectra Energy (2018/2028)	614,000	61,214	Fee	63,035	04/2016 6.4%

Indianapolis, IN (Circle Tower)	1974	100%	111,000	85%	No Tenants Over 10%	-	4,303	Fee	4,298	04/2015 5.82%

Lisle, IL	2006	100%	169,000	66%	United Healthcare (2014/ n/a)	41,000	18,741	Fee	17,110	06/2016 6.26%
					IPSCO Enterprises (2010/2020)	22,000

Lisle, IL	2006	100%	67,000	85%	T Systems, Inc. (2010/2015)	35,000	8,290	Fee	6,989	06/2016 6.26%
					ABM Janitorial MW (2012/2014)	11,000
					Zenith Insurance (2010/2013)	10,000

Lisle, IL (Marc Realty)	2006	60%	54,000	100%	Ryerson (2018/2028)	54,000	3,737	Fee	5,600	03/2017 5.55%

Orlando, FL	2004	100%	256,000	100%	Siemens Real Estate, Inc. (2017/2042)	256,000	14,967	Ground Lease	39,020	07/2017 6.4%

Plantation, FL	2004	100%	133,000	100%	BellSouth (2020/2035)	133,000	7,735	Land Estate	(1)	(1)

South Burlington, VT	2005	100%	56,000	100%	Fairpoint Comm. (2014/2029)	56,000	2,771	Ground Lease	2,671	03/2011 6.6%

Subtotal - Office			2,132,000				179,463		191,522

(Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA (Continued)
March 31, 2010 (Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	% Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Cost Less Depreciation	Ownership of Land	($000's) Debt Balance	Debt Maturity & Int Rate

Other
Warehouse
Jacksonville, FL	2004	100%	587,000	100%	Football Fanatics (2015/2024)	558,000	10,433	Fee	(1)	(1)

Mixed Use
Churchill, PA	2004	100%	1,008,000	100%	Viacom, Inc. (2010/2040)	1,008,000	10,726	Ground Lease	(1)	(1)

Subtotal - Other			1,595,000				21,159		(1)
Total Consolidated Properties			4,211,000				$216,930		$214,977

(1)
Our retail properties and our properties located in Churchill, PA, Plantation, FL, and Jacksonville, FL collateralized $23,455,000 of mortgage debt at an interest rate of LIBOR + 1.75% which matures in June 2010.  In April 2010, we notified our lender of our intent to exercise our one year option through June 2011 on this mortgage loan.

(2)
Represents 2 separate buildings.  The ground underlying the properties is leased to us by the local development authority pursuant to a ground lease which requires no payment.  Effective October 31, 2013, legal title to these properties will vest in us.

(3)	The tenant has sent notification that they will not be exercising their renewal option upon expiration of current lease term.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – SELECTED PROPERTY DATA
March 31, 2010 (Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Sq Feet	% Leased	Major Tenants (Lease /Options Expirations)	Major Tenants’ Sq. Feet.	($000's) Equity Investment Balance	Ownership of Land	($000's) Debt Balance (1)	Debt Maturity & Int Rate
Marc Realty Portfolio - Equity Investments
8 South Michigan, Chicago, IL	2005	50%	174,000	95%	No tenants over 10%	-	$6,976	Ground Lease	$4,057	08/2011 6.87%

11 East Adams, Chicago, IL	2005	49%	161,000	80%	IL School of Health (2015/2020)	28,700	2,971	Fee	10,000	08/2011 Libor + 2%

29 East Madison, Chicago, IL	2005	50%	235,000	95%	Computer Systems Institute (2020/2030)	25,000	7,766	Fee	11,584	05/2013 5.20%

30 North Michigan, Chicago, IL	2005	50%	221,000	92%	No tenants over 10%	-	12,008	Fee	13,360	08/2014 5.99%

223 West Jackson, Chicago, IL	2005	50%	168,000	80%	Intertrack Partners (2010/2017)	27,400	7,288	Fee	8,101	06/2012 6.92%

4415 West Harrison, Hillside, IL	2005	50%	192,000	71%	North American Medical Mgmt (2015/2020)	21,200	6,023	Fee	5,000	12/2017 5.62%

2000-60 Algonquin, Schaumburg, IL	2005	50%	101,000	56%	Landmark Merchant (2010/2011)	10,300	1,547	Fee	(2)	02/2013 Libor + 2.75%%

1701 E. Woodfield, Schaumburg, IL	2005	50%	175,000	83%	No tenants over 10%	-	1,534	Fee	10,447	05/2011 5.73%

2720 River Rd, Des Plaines, IL	2005	50%	108,000	80%	No tenants over 10%	-	4,099	Fee	2,686	10/2012 6.095%

3701 Algonquin, Rolling Meadows IL	2005	50%	193,000	79%	ISACA (2018/2024)	23,400	2,958	Fee	10,485	02/2013 Libor + 2.75%
					Relational Funding (2013/ n/a)	19,900

2205-55 Enterprise, Westchester, IL	2005	50%	130,000	95%	Consumer Portfolio (2014/2019)	18,900	3,167	Fee	(2)	02/2013 Libor + 2.75%

900-910 Skokie, Northbrook, IL	2006	50%	119,000	79%	MIT Financial Group (2016/ n/a)	12,600	1,733	Fee	5,480	02/2011 Libor + 2%

Subtotal - Marc Realty Portfolio			1,977,000				58,070		94,300

(Continued on next page)

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – SELECTED PROPERTY DATA (Continued)
For the Three Months Ended March 31, 2010 (Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Sq Feet	% Leased	Major Tenants (Lease /Options Expirations)	Major Tenants’ Sq. Feet.	($000's) Equity Investment Balance	Ownership of Land	($000's) Debt Balance (1)	Debt Maturity & Int Rate
Sealy Venture Properties - Equity Investments
Atlanta, GA (4) (Northwest Atlanta)	2006	60%	472,000	70%	Original Mattress (2020/2025)	57,000	$3,014	Fee	$28,750	01/2012 5.7%

Atlanta, GA (3) (Newmarket)	2008	68%	470,000	80%	Alere Health (2011/ n/a)	76,000	7,621	Fee	37,000	11/2016 6.12%
					West Asset Mgmnt (2010 / n/a)	54,000

Nashville, TN (5) (Airpark)	2007	50%	1,155,000	86%	No tenants over 10%	-	4,305	Fee	74,000	05/2012 5.77%

Subtotal - Sealy Venture Properties			2,097,000				14,940		139,750

Total Equity Investment Properties			4,074,000				$73,010		$234,050

(1)	Debt balance shown represents 100% of the debt encumbering the properties.
(2)	Both the 2000-60 Algonquin and 2205-55 Enterprise Road Marc Realty properties are cross collateralized by a mortgage of $13,100,000 which is included in total Debt Balance.
(3)	Equity investment in Sealy Newmarket consists of six flex/office campus style properties
(4)	Equity investment in Sealy Northwest Atlanta consists of 12 flex/office properties
(5)	Equity investment in Sealy Airpark consists of 13 light distribution and service center properties.

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - OPERATING SUMMARY
For the Three Months Ended March 31, 2010
(In thousands, except for Number of Properties and Square Footage)
(Unaudited)

Description	% Owned	Number of Properties	Square Footage	Rents and Reimburse-ments	Operating Expenses	Real Estate Taxes	Net Operating Income (1)	Interest Expense	Impair-ment	Depreciation & Amortization	(Income)Loss Attributable to Non-controlling Interest	WRT's share Net Income / (Loss) from Consolidated Properties (1)
100% Owned Consolidated Properties
Retail	100%	10	484,000	$ 597	$ 15	$ -	$ 582	$ -	$ -	$ 63	$ -	$ 519
Office	100%	8	1,085,000	3,474	924	250	2,300	1,470	-	1,012	-	(182)
Other	100%	2	1,595,000	1,047	115	53	879	-	-	101	-	778
		20	3,164,000	5,118	1,054	303	3,761	1,470	-	1,176	-	1,115
Partially Owned Consolidated Properties
Chicago, IL (Ontario/Marc Realty)	80%	1	126,000	1,202	359	210	633	306	-	259	(14)	54
Chicago, IL (River City/Marc Realty)	60%	1	253,000	1,029	454	174	401	141	-	191	(28)	41
Houston, TX (Multiple LP's)	8%	1	614,000	1,952	3	-	1,949	1,013	-	698	(212)	26
Lisle, IL (Marc Realty)	60%	1	54,000	219	89	33	97	81	-	38	9	(13)
		4	1,047,000	4,402	905	417	3,080	1,541	-	1,186	(245)	108
KeyBank mortgage loan interest expense (2)		-	-	-	-	-	-	181	-	-	-	(181)
Total Consolidated Properties		24	4,211,000	$ 9,520	$ 1,959	$ 720	$ 6,841	3,192	$ -	$ 2,362	$ (245)	$ 1,042
Series B-1 Preferred interest expense (3)								391
Other								68
Total								$ 3,651

(1)	See definition of Net Operating Income and Net Income from Consolidated Properties on page 19 of the supplemental package.
(2)	Represents interest expense on a mortgage loan made by KeyBank collateralized by our retail properties, our Churchill, PA, Orlando, FL, and Plantation, FL properties.
(3)	Represents interest expense on our Series B-1 Preferred Shares treated as debt for GAAP purposes.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - OPERATING SUMMARY
For the Three Months Ended March 31, 2010
(In thousands, except for Number of Properties and Square Footage)
(Unaudited)

Venture	Number of Properties	Square Footage	Rents and Reimburse-ments	Operating Expenses	Real Estate Taxes	Net Operating Income (2)	Interest Expense	Other Income (Expense)	Depreciation & Amortization	Net Income / (Loss) from Equity Investments	WRT' S Share of Net Income / (Loss) from Equity Investments
Marc Realty Portfolio	12	1,977,000	10,067	4,300	1,482	4,285	1,152	(496)	2,339	298	148
Sealy Venture Portfolio	3	2,097,000	4,370	957	447	2,966	2,058	(228)	1,712	(1,032)	(603)
Total Equity Investment Properties	15	4,074,000	$ 14,437	$ 5,257	$1,929	$ 7,251	$ 3,210	$ (724)	$ 4,051	$ (734)	(455)

Amortization of Marc Realty Portfolio basis differential (1)											(72)
Impairment of Marc Realty Portfolio equity investment											-
Equity in loss of equity investments											$ (527)

(1)
This amount represents the aggregate difference between the Trust’s historical cost basis and the basis reflected at the equity investment level, which is typically amortized over the life of the related assets and liabilities.  The basis differentials are the result of other-than-temporary impairments at the investment level and a reallocation of equity at the venture level as a result of the restructuring.

(2)	See definition of Net Operating Income on page 19 of the supplemental package.

WINTHROP REALTY TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES OF INCOME TO
NET LOSS ATTRIBUTABLE TO COMMON SHARES
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,	March 31,	December 31.
	2010	2009	2009

NOI from consolidated properties (1), (4)	6,841	8,123	7,435

Less:
Interest expense	(3,192)	(3,547)	(3,377)
Depreciation and amortization	(2,362)	(2,851)	(2,647)
Impairment loss on investments in real estate	-	-	(10,000)
Income attributable to non-controlling interest	(245)	(171)	(366)
WRT share of income (loss) from consolidated properties (2), (4)	1,042	1,554	(8,955)

Equity in loss of equity investments (3)	(527)	(18,163)	(2,891)

Add:
Earnings from preferred equity investments	83	1,015	-
Interest and dividend income	3,209	1,752	874
Gain on sale of securities carried at fair value	695	-	2,142
Gain on early extinguishment of debt	-	5,237	1,164
Unrealized gain on securities carried at fair value	2,540	-	3,852
Interest income	37	72	27
State and local tax refunds	-	-	54
Income from discontinued operations	122	-	566

Less:
Series B-1 Preferred interest expense	(391)	(660)	(474)
Provision for loss on loan receivable	-	(428)	-
General and administrative	(1,909)	(1,442)	(2,166)
State and local tax expense	(15)	(50)	-
Loss on sale of securities carried at fair value	-	(87)	-
Unrealized loss on loan securities carried at fair value	(613)	-	-
Unrealized loss on securities carried at fair value	-	(11,148)	-
Interest expense - other	(68)	(68)	(68)
Series C preferred interest	(113)	-	(147)
Loss on discontinued operations	-	(17)	-
Net income (loss) attributable to Common Shares	$4,092	$(22,433)	$(6,022)

(1)	See detail on page 10 of the supplemental package.
(2)	See detail for the three months ended March 31, 2010 on page 16 of the supplemental package.
(3)	See detail for the three months ended March 31, 2010 on page 17 of the supplemental package.
(4)	See definitions for non-GAAP measures on page 19 of the supplemental package.

WINTHROP REALTY TRUST
DEFINITIONS

Funds From Operations (FFO):

FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”).  NAREIT defines FFO as net income or loss determined in accordance with Generally Accepted Accounting Principles (“GAAP”), excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated operating real estate assets, plus specified non-cash items, such as real estate asset depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  FFO and FFO per diluted share are used by management, investors and industry analysts as supplemental measures of operating performance of equity REITs. FFO and FFO per diluted share should be evaluated along with GAAP net income and income per diluted share (the most directly comparable GAAP measures), as well as cash flow from operating activities, investing activities and financing activities, in evaluating the operating performance of equity REITs.  FFO and FFO per diluted share exclude the effect of depreciation, amortization and gains or losses from sales of real estate, all of which are based on historical costs which implicitly assumes that the value of real estate diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, these non-GAAP measures can facilitate comparisons of operating performance between periods and among other equity REITs. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs as disclosed in the Company’s Consolidated Statements of Cash Flows.  FFO should not be considered as an alternative to net income as an indicator of the Company’s operating performance or as an alternative to cash flows as a measure of liquidity.  In addition to FFO, the Company also discloses FFO before certain items that affect comparability.  Although this non-GAAP measure clearly differs from NAREIT’s definition of FFO, the Company believes it provides a meaningful presentation of operating performance.

Net Operating Income (NOI):

Net operating income is a non-GAAP measure equal to rental revenues less operating expenses and real estate taxes in our Operating Property business segment. We believe NOI is a useful measure for evaluating operating performance of our Operating Property business segment. We believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Net Income from Consolidated Properties:

Net Income from Consolidated Properties is a non-GAAP measure equal to NOI less interest, depreciation, impairments and other corporate general administrative expenses related to consolidated properties less income attributable to non-controlling interests. We believe Net Income from Consolidated Properties is a useful measure for evaluating operating performance of our Operating Properties business segment. Net Income from Consolidated Properties presented by us may not be comparable to Net Income from Consolidated Properties reported by other REITs that define it differently. We believe that in order to facilitate a clear understanding of our operating results, Net Income from Consolidated Properties should be examined in conjunction with net income as presented in our consolidated financial statements. Net Income from Consolidated Properties should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Investor Information

Transfer Agent	Investor Relations

Computershare
Written Requests:
P.O. Box 43078
Providence, RI 02940
phone: 800.622.6757 (U.S., Canada and Puerto Rico)
phone: 781.575.4735 (outside U.S.)

Overnight Delivery:
250 Royall Street
Canton, MA 02021

Internet Inquiries :
Investor Centre™ website at www.computershare.com/investor
Beverly Bergman , VP of Investor Relations Winthrop Realty Trust Beverly Bergman P.O. Box 9507 7 Bulfinch Place, Suite 500 Boston, MA 02114-9507 phone: 617.570.4614 fax: 617.570.4746

Research Coverage

Analyst	Firm	Contact Information

David M. Fick, CPA	Stifel Nicolaus	(443) 224-1308 dfick@stifel.com

Joshua A. Barber	Stifel Nicolaus	(443) 224-1347 jabarber@stifel.com

Ross L. Smotrich	Barclays Capital	(212) 526-2306 ross.smotrich@barcap.com

Jeffrey S. Langbaum	Barclays Capital	(212) 526-0971 jeffrey.langbaum@barcap.com